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                                Eaton Corporation
                         2004 Annual Report on Form 10-K
                                   Item 15(c)
                                 Exhibit 10(aa)

                    EATON CORPORATION EXCESS BENEFITS PLAN II

     The Eaton Corporation Excess Benefits Plan II, an unfunded, nonqualified deferred compensation plan adopted December 8, 2004, is set forth below.

     1. Purpose.  The purpose of the Excess Benefits Plan is to provide benefits
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in excess of the limitations under Section 415 of the Code for employees who participate as salaried participants under a Pension Plan sponsored by the Corporation or one of its operating subsidiaries.

     2. Definitions.  The following definitions are used throughout the Plan.
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     (a) "Benefits Committee" means the Pension Administration Committee comprised of corporate officers.

     (b) "Board of Directors" means the Board of Directors of the Corporation.

     (c) "Change in Control" means a change in control of the Corporation, determined in accordance the provisions of Section 409A of the Code and Treasury Regulations and published guidance issued pursuant thereto.

     (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     (e) "Committee" means the Compensation and Organization Committee of the Board of Directors.

     (f) "Corporation" means Eaton Corporation, an Ohio corporation.

     (g) "Lump Sum Payment" has the meaning set forth in Section 7(b).
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     (h) "Participant" means a participant in the Pension Plan who is eligible to receive benefits under the Plan. The term "Participant" shall include the beneficiary of a deceased Participant.

     (i) "Pension Plan" means the Pension Plan for Eaton Corporation Employees sponsored by the Corporation, which is a defined benefit plan intended to qualify under Section 401(a) of the Code, and each other defined benefit plan sponsored by a subsidiary of the Corporation that is intended to qualify under section 401(a) of the Code.

     (j) "Plan" or "Excess Benefits Plan II" means the Eaton Corporation Excess Benefits Plan II as amended from time to time.

     3. Eligibility.  A Participant who is eligible to receive a benefit under
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the Pension Plan shall also be eligible to receive a benefit in an amount determined under Section 4.

     4. Excess Benefits.  A Participant who is eligible to receive a benefit
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under the Pension Plan shall be entitled to receive a benefit under the Plan in an amount equal to the difference between (i) and (ii), where:

          (i) equals the aggregate amount of monthly income payable to the Participant under the Pension Plan on the normal benefit commencement date specified in the Pension Plan as determined under the normal retirement benefit formula of the Pension Plan before applying any provision reducing pension benefits because of the maximum benefit limitations under Section 415 of the Code; and

          (ii) equals the aggregate amount of monthly income determined in paragraph (i) after applying the maximum benefit limitations of Section 415 of the Code.

     Notwithstanding the foregoing, in no event shall the benefit hereunder duplicate, in whole or in part, the benefit provided under the Eaton Corporation Supplemental Benefits Plan, the Eaton Corporation Supplemental Benefits Plan II, or the Eaton Corporation Excess Benefits Plan.


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     5. Vesting.  Subject to the rights of general creditors as set forth in
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Section 8 and the right of the Corporation to discontinue the Plan as provided in Section 10(c), a Participant shall have a vested and nonforfeitable interest in the benefit payable under Section 4 to the same extent and in the same manner as the Participant's benefit is vested under the Pension Plan.

     6. Commencement of Benefits.  The benefit payable to a Participant under
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Section 4 shall be paid or shall begin on the first day of the month following the later of his separation from service (within the meaning of Section 409A of the Code) or the date he is first eligible for commencement of benefits under the Pension Plan (whether or not he has applied for commencement of benefits thereunder), except that in the case of a Participant who is a key employee as defined in Section 416(i) of the Code and applicable Treasury regulations, payment shall not in any event be made or begin until the first business day of the month which is at least six months after the date of his separation from service (or, if earlier, the date of death of the Participant). If the Participant receives or begins to receive an actuarially reduced benefit before the normal benefit commencement date under the Pension Plan, the benefit payable under Section 4 shall also be actuarially reduced by applying the same actuarial factors that are applied under the Pension Plan. In the event of the termination of the Pension Plan and the distribution to a Participant of a fully-paid, individual annuity contract or a single sum payment, payments received under such contract or the single sum payment shall be deemed to be benefits paid under the Pension Plan for purposes of the Plan.

     7. Form of Benefits.
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     (a) The benefit payable under Section 4 shall be paid to the Participant either in a single sum payment or in a form of annuity available under the terms of the Pension Plan (which forms of annuity shall be limited to an annuity for the life of a Participant, a 120-month certain period and life annuity, a joint and 50% surviving spouse annuity, and a joint and 100% surviving spouse


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annuity), as elected by the Participant in accordance with Treasury guidance pursuant to Section 409A of the Code, provided that in the event no election has been made with respect to any portion or all of a benefit payable under the Plan, such benefit shall be paid in a single sum payment. Whether the Participant elects an optional annuity form of benefit available under the terms of the Pension Plan or a single sum payment, the benefit payable under Section 4 shall be actuarially adjusted by using the same actuarial factors as used under the Pension Plan for converting the normal form of benefit to an actuarially equivalent optional benefit. A Participant need not receive the benefit payable under Section 4 in the same form as the form of benefit elected by the Participant under the Pension Plan. Notwithstanding the foregoing, prior to commencement of benefits a Participant may change an election from one available form of annuity payments to another form of annuity payments, but only to the extent permitted in Treasury regulations under Section 409A of the Code.

     (b) If the Participant has a vested interest under the Plan and dies prior to commencement of any benefit under the Plan, the Company will pay a benefit to the Participant's surviving spouse calculated in accordance with the Plan. This benefit shall be calculated in the same manner provided under the Pension Plan. Notwithstanding the foregoing, a Participant may designate a beneficiary other than his or her spouse (as permitted under the Pension Plan except that no spousal consent shall be required), with the benefit amount being determined in the same manner as provided under the Pension Plan and payable in a lump sum form of payment only.

     (c) Upon the date of a Change in Control, the Corporation shall make an immediate Lump Sum Payment to each Participant.

     "Lump Sum Payment" means a single payment in cash to a Participant of his or her vested benefit determined in accordance with Section 4, actuarially adjusted by using the same actuarial factors as under the Pension Plan for converting the normal form of benefit to an actuarially


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equivalent optional benefit. These payments would be based upon "final average annual compensation" and "years of service" as they exist upon the date of the Change in Control, and would be based upon the assumption (only for purposes of computing this payment) that the employee would retire upon that same date (even though the Participant might not otherwise be of retirement age).

     Notwithstanding anything herein to the contrary, no Lump Sum Payment shall be paid to any Participant herein who ceases to be an employee of the Corporation prior to attaining the age at which he or she is eligible to take early retirement under the Pension Plan at his or her option.

     8. Funding of Benefits.
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     (a) The Plan shall be unfunded. All benefits payable under the Plan shall be paid from the Corporation's general assets, and nothing contained in the Plan shall require the Corporation to set aside or hold in trust any funds for the benefit of a Participant, who shall have the status of a general unsecured creditor with respect to the Corporation's obligation to make payments under the Plan. Any funds of the Corporation available to pay benefits under the Plan shall be subject to the claims of general creditors of the Corporation and may be used for any purpose by the Corporation.

     (b) Notwithstanding the provisions of subsection (a), the Corporation may, at the direction, and in the absolute discretion, of the Benefits Committee, transfer to the trustee of one or more irrevocable domestic trusts established in the United States for the benefit of one or more Participants assets from which all or a portion of the benefits provided under the Plan will be satisfied, provided that such assets held in trust shall at all times be subject to the claims of general unsecured creditors of the Corporation and no Participant shall at any time have a prior claim to such assets.


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     9. Administration of the Plan.  The Benefits Committee shall administer the
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Plan and shall keep a written record of this action and proceedings regarding the Plan and all dates, records and documents relating to its administration of the Plan. The Benefits Committee is authorized to interpret the Plan, to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan, to make all other determinations necessary or advisable for the administration of the Plan and to correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent that the Benefits Committee deems desirable to carry the Plan into effect. The powers and duties of the Benefits Committee shall include, without limitation, the following:

     (a) Determining the amount of benefits payable to Participants and authorizing and directing the Corporation with respect to the payment of benefits under the Plan;

     (b) Construing and interpreting the Plan whenever necessary to carry out its intention and purpose and making and publishing such rules for the regulation of the Plan as are not inconsistent with the terms of the Plan; and

     (c) Compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan.

     No member of the Benefits Committee shall vote on any matter relating specifically to such member. In the event that a majority of the members of the Benefits Committee will be specifically affected by any action proposed to be taken (as opposed to being affected in the same manner as each other Participant in the Plan), such action shall be taken by the Compensation Committee.

     10. Miscellaneous.
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     (a) Nothing in the Plan shall confer upon a Participant the right to continue in the employ of the Corporation or an affiliate of the Corporation or shall limit or restrict the right of the


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Corporation or any affiliate to terminate the employment of a Participant at any time or without cause.

     (b) Neither the Corporation nor any Participant hereunder shall assign, transfer or delegate this Plan or any rights or obligations hereunder except as expressly provided herein. Without limiting the generality of the foregoing, no right or interest under this Plan of a Participant shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant. If any Participant shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his benefits hereunder or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him, then the Corporation, acting through the Benefits Committee, in its discretion, may terminate his interest in any such benefit to the extent the Corporation considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written "termination declaration" with the Plan's records and making reasonable efforts to deliver a copy to the Participant (the "Terminated Participant") whose interest is adversely affected.

     As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Corporation and, in the Corporation's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his spouse, his children or any other person or persons in fact dependent upon him in such a manner as the Corporation shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him and not paid to others in accordance with the preceding sentence shall be paid to the Terminated Participant's then living descendants, including adopted children, per stirpes, or, if there are none then living, to his estate.
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     (c) The Plan may be amended at any time by the Benefits Committee provided such amendment does not have the effect of increasing, directly or indirectly, the benefit of any Participant. The Plan may also be amended or terminated by the Board of Directors at any time, and any amendment adopted by the Board of Directors shall supersede any prior or later amendment adopted by the Benefits Committee that is inconsistent with the action of the Board of Directors. Subject to the provisions of Section 10(d), no amendment shall have the effect of decreasing or impairing a Participant's accrued benefit, including the form of payment. No amendment may amend or modify the preceding sentence.

     (d) The Plan is intended to provide for the deferral of compensation in accordance with the provisions of Section 409A of the Code and Treasury Regulations and published guidance issued pursuant thereto. Accordingly, the Plan shall be construed in a manner consistent with those provisions and may at any time be amended in the manner and to the extent determined necessary or desirable by the Corporation to reflect or otherwise facilitate compliance with such provisions with respect to amounts deferred on or after January 1, 2005, including as contemplated by Section 885(f) of the American Jobs Creation Act of 2004. Moreover, to the extent permitted in guidance issued by the Secretary of the Treasury and in accordance with procedures established by the Committee, a Participant may be permitted to terminate participation in the Plan or cancel an outstanding deferral election with regard to amounts deferred after December 31, 2004. Notwithstanding any provisions of the Plan to the contrary, no otherwise permissible election or distribution shall be made or given effect under the Plan that would result in taxation of any amount under Section 409A of the Code.

     (e) The Plan is intended to be an "excess benefit plan" as defined in
Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and exempt from the provisions of Title I of ERISA pursuant to ERISA
Section 4(b)(5). In the event the Plan does


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not qualify for the exemption under ERISA Section 4(b)(5) and it is also determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA which is not exempt from the provisions of Sections 201, 301 and 401 of ERISA as a plan that provides benefits for "management or highly compensated" employees within the meaning of such Sections, the Plan shall terminate, and except for accrued benefits and benefits in pay status, no further benefits shall accrue or be paid hereunder.

     (f) If any provision in the Plan is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue to full force and effect without being impaired or invalidated in any way.

     (g) The Plan shall be construed and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the law of the State of Ohio.


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                              APPROVAL AND ADOPTION

The Eaton Corporation Excess Benefits Plan II, in the form attached hereto, is hereby approved and adopted.


/s/ Susan J. Cook                       Date: December 10, 2004
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Name

Vice President- Human Resource
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Title

/s/ Earl R. Franklin
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Name

Vice President and Secretary
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Title


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